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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-13773, 333-63967, 333-82323) of our report dated March 2,
2000, with respect to the consolidated financial statements and schedule of Peerless Systems Corporation included in the Annual Report (Form 10-K) for the year ended January 31, 2000.

                                                               ERNST & YOUNG LLP

Los Angeles, California
April 25, 2000